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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

TECHNOLOGY SOLUTIONS COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Technology Solutions Company

Notice of Annual Meeting

and

Proxy Statement

2004 Annual Meeting of Stockholders

ELECTION OF DIRECTORS
NOMINEE FOR DIRECTOR
MEMBERS OF BOARD OF DIRECTORS CONTINUING IN OFFICE
BOARD OF DIRECTORS
INDEPENDENT AUDITORS
REPORT OF THE AUDIT COMMITTEE
EXECUTIVE OFFICER COMPENSATION
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT
ADDITIONAL INFORMATION RELATING TO VOTING SECURITIES
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
PERFORMANCE GRAPH
STOCKHOLDER PROPOSALS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
ANNUAL REPORT TO STOCKHOLDERS
OTHER BUSINESS
OTHER INFORMATION

TECHNOLOGY SOLUTIONS COMPANY
205 North Michigan Avenue, Suite 1500
Chicago, Illinois 60601
(312) 228-4500

Dear Stockholder:

You are cordially invited to the 2004 Annual Meeting of Stockholders of Technology Solutions Company. The meeting will be held at the Company’s offices located at 205 North Michigan Avenue, Suite 1500, Chicago, Illinois 60601 on May 6, 2004, starting at 8:15 a.m., CDT.

The matters to be considered at the meeting are described in the accompanying Proxy Statement. Regardless of your plans for attending in person, it is important that your shares be represented at the meeting. Therefore, please complete, sign, date and return your proxy card in the enclosed, post-paid envelope. This will enable you to vote on the business to be transacted, whether or not you attend the meeting.

We hope that you can attend the 2004 Annual Meeting, but in any event, please vote your shares by signing and returning your proxy card.

Sincerely,

/s/ John R. Purcell

John R. Purcell
Chairman

April 8, 2004

TECHNOLOGY SOLUTIONS COMPANY
NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, MAY 6, 2004

To Our Stockholders

The 2004 Annual Meeting of Stockholders (the “Annual Meeting”) of Technology Solutions Company (the “Company”) will be held at the Company’s offices at 205 North Michigan Avenue, Suite 1500, Chicago, Illinois 60601 on Thursday, May 6, 2004 at 8:15 a.m., CDT, for the following purposes:

1.	To elect one director to serve for a three-year term; and

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

Only stockholders of record at the close of business on March 19, 2004 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. A list of those stockholders will be available for examination by any stockholder for any purpose germane to the Annual Meeting, during normal business hours, at the principal executive office of the Company, 205 North Michigan Avenue, Suite 1500, Chicago, Illinois 60601, for a period of ten days prior to the Annual Meeting.

Your attention is directed to the accompanying Proxy Statement. Whether or not you plan to attend the Annual Meeting in person, you are urged to complete, sign, date and return the enclosed proxy card in the enclosed, post-paid envelope. If you attend the Annual Meeting and wish to vote in person, you may withdraw your proxy and vote your shares personally.

By order of the Board of Directors,

/s/ Paul R. Peterson

Paul R. Peterson
Secretary

April 8, 2004

TECHNOLOGY SOLUTIONS COMPANY
205 North Michigan Avenue, Suite 1500
Chicago, Illinois 60601

PROXY STATEMENT

Annual Meeting of Stockholders
May 6, 2004

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Technology Solutions Company (the “Company”) for use at the 2004 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Company’s principal executive offices located at 205 North Michigan Avenue, Suite 1500, Chicago, Illinois 60601, at 8:15 a.m., CDT. Each holder of record of shares of Common Stock, $.01 par value, of the Company (the “Common Stock”) at the close of business on March 19, 2004 (the “Record Date”), is entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof and will have one vote on each matter considered for each share held on the Record Date. A majority of the shares entitled to vote will constitute a quorum. On the Record Date there were 40,818,469 shares of Common Stock outstanding.

If you are unable to attend the Annual Meeting, you may vote by proxy. The proxy holders will vote your shares according to your instructions. If you return a properly signed and dated proxy card but do not mark a choice on one or more items, your shares will be voted in accordance with the recommendations of the Board of Directors for those items as set forth in this Proxy Statement. The proxy card gives authority to the proxy holders to vote your shares in their discretion on any other matter presented at the Annual Meeting or any adjournment thereof. A proxy may indicate that all or a portion of the shares represented by that proxy are not being voted by a stockholder with respect to a particular matter. Any such non-voted shares will be considered present for the purpose of determining the presence of a quorum.

You may revoke your proxy at any time prior to voting at the Annual Meeting by delivering written notice to the Secretary of the Company, by submitting a subsequently dated proxy or by attending the Annual Meeting and voting in person.

The Company will bear the cost of preparing, handling, printing and mailing this Proxy Statement, the related proxy card and any additional material which may be furnished to stockholders, as well as the actual expense incurred by brokerage houses, fiduciaries and custodians in forwarding those materials to beneficial owners of Common Stock held in their names. The solicitation of proxies will be made by the use of the mail and through direct communication with certain stockholders or their representatives by certain officers, directors or employees of the Company who will receive no additional compensation therefor. This Proxy Statement and the related proxy card are first being sent or given to stockholders on or about April 8, 2004.

ELECTION OF DIRECTORS

Upon the resignation of Jack N. Hayden and William H. Waltrip from the Board of Directors in June 2003, the size of the Board was reduced to five persons, divided into three classes with three-year terms of office ending in different years. The term of the sole Class I Director, John R. Purcell, expires this year. The Board of Directors has decided to nominate Mr. Purcell for re-election as a Director in Class I to serve until the Annual Meeting of Stockholders held in 2007 and until his successor has been elected and qualified. The terms of the current Class II and III Directors expire in 2005 and 2006, respectively.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for Mr. Purcell. Directors are elected by a plurality of the votes cast. Stockholders may not cumulate their votes. The nominee receiving the highest number of votes cast will be elected. If Mr. Purcell is unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for another nominee who will be designated by the Board of Directors to fill the vacancy. It is not expected that Mr. Purcell will be unable or will decline to serve as a Director. A vote withheld will not count as a vote either for or against the nominee. If additional persons are nominated for election as Directors, the proxy holders intend to vote all proxies received by them for the nominee recommended by the Board of Directors.

NOMINEE FOR DIRECTOR

Class I — Nominee to Serve Until the 2007 Annual Meeting:

John R. Purcell, age 72, has been a Director of the Company since October 2001 and has been the Chairman of the Board of Directors of the Company since June 2003. Since 1989, he has served as Chairman and Chief Executive Officer of Grenadier Associates Ltd., a venture banking firm. From 1991 until 1997, he served as Chairman of Donnelly Marketing, Inc., a data-based direct marketing company. From 1987 until 1990, he served as Chairman of Mindscape, Inc., an educational and entertainment computer software company. Mr. Purcell served from 1982 until 1986 as Chairman and President of SFN Companies, Inc., a communications company. Prior to that, he served as Executive Vice President of CBS, Inc. and as Senior Vice President of Gannett Co., Inc. He is a Director of Omnicom Group, Inc. and Bausch & Lomb, Inc. He previously served as a Director of the Company from July 1988 until February 2000, when he left to become a Director of eLoyalty Corporation after it was spun off from the Company.

The Board of Directors unanimously recommends that the Company’s Stockholders vote for election of Mr. Purcell.

MEMBERS OF BOARD OF DIRECTORS CONTINUING IN OFFICE

Class II — Serving Until the 2005 Annual Meeting:

Raymond P. Caldiero, age 64, has been a Director of the Company since January 1998. He has served as Chairman, President and Chief Executive Officer of CII Inc., a business consulting firm, since 1990. He has also served as Chairman of The Sequoia Group, Inc., a business consulting firm, since December 2002 and Chairman of Aerospace Technologies Group, Inc. (ATG), an aviation industry company, since November 2003. He was employed with Marriott

Corporation for over 18 years with his final position being Senior Vice President and Assistant to the Chairman in December 1989. He is currently a member of the Board of Trustees of the Autry Museum in Los Angeles, California and a Trustee of the Princess Grace Foundation – U.S.A.

Stephen B. Oresman, age 71, has been a Director of the Company since July 1988 and its Chief Executive Officer since June 2003. Since 1990, he has served as President of Saltash, Ltd., a management consulting firm. He previously served as Senior Vice President of Booz, Allen & Hamilton, Inc. and Chairman of Booz, Allen & Hamilton International, parent and subsidiary consulting firms, and was also associated with BBDO (now part of Omnicom Group, Inc.) as President of its Diversified Agency Group. He is also a Director of Cleveland-Cliffs Inc.

Class III — Serving Until the 2006 Annual Meeting:

Carl F. Dill, Jr., age 58, has been a Director of the Company since July 2001. Since June 2001, he has served as a strategic advisor to a number of high-tech and consulting businesses. From 1998 until 2001, he served as Vice President and Chief Information Officer of Time Warner, Inc. Mr. Dill served from 1982 until 1998 as Senior Vice President and Chief Information Officer for McDonald’s Corporation. He is also a Director of ThoughtWorks, Inc. and an advisory board member for Arxan Technologies, Inc.

Gerald Luterman, age 60, has been a director of the Company since April 2003. He has served as Executive Vice President and Chief Financial Officer of KeySpan Corporation since August 1999. From February 1999 to August 1999 he served as Chief Financial Officer of barnesandnoble.com. From April 1996 to February 1999 he served as Senior Vice President and Chief Financial Officer of Arrow Electronics, Inc. He is also a Director of the Houston Exploration Company, Ikon Office Solutions, Inc., The Greater Jamaica Development Corporation, and Lutheran Medical Center Hospital. Mr. Luterman is a qualified Canadian chartered accountant.

BOARD OF DIRECTORS

Independence

Under Nasdaq rules, an “independent director” of a company means a person (other than an officer or employee of the company or its subsidiaries) who, in the opinion of the company’s board of directors, does not have a relationship with the company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The Board has determined that, with the exception of the Company’s Chief Executive Officer, Mr. Oresman, each of its directors is an independent director under the Nasdaq rules.

The Company’s independent directors meet in executive session at least twice a year and may meet more frequently as they determine is necessary. Mr. Purcell, the Chairman of the Board, serves as chairman of each meeting of independent directors.

Communication with the Board

Stockholders who wish to communicate with the Board should address their communications to the Company’s Corporate Secretary, Paul R. Peterson, at Technology Solutions Company, 205 North Michigan Avenue, Suite 1500, Chicago, Illinois 60601. He will review each such communication and forward it to the appropriate Board member or members as he deems appropriate.

The Company encourages, but does not require, its directors to attend the annual meeting of stockholders. Last year all of the Company’s directors attended the annual meeting of stockholders.

Board Nomination Policy

The Board does not have a nominating committee. Rather, the Board has adopted a formal written policy regarding the nomination process and such related matters as may be required under the federal securities laws. Under the nominating policy, the independent directors, meeting in executive session, are responsible for identifying, evaluating, and recommending individuals qualified to be appointed to the Board or to stand for election to the Board at a meeting of the stockholders.

In evaluating candidates for nomination to the Board, the independent directors are to take into account the applicable requirements for directors under the Nasdaq rules as well as the standards for serving on the Audit Committee under the Securities Exchange Act of 1934 (the “Exchange Act”). The independent directors may take into consideration such other factors and criteria as they deem appropriate in evaluating a candidate, including his or her judgment, skill, integrity, diversity, and business or other experience. The independent directors may (but are not required to) consider candidates suggested by management or other members of the Board.

Generally, the independent directors will consider candidates who have experience as a board member or senior officer of a company or who are generally recognized in a relevant field as a well-regarded practitioner, faculty member or senior government officer. The independent directors will also evaluate whether the candidates’ skills and experience are complementary to the existing Board members’ skills and experience as well as the Board’s need for operational, management, financial, international, technological or other expertise. The independent directors will interview candidates that meet the criteria and the independent directors will then select nominees that such independent directors believe best suit the Board’s needs.

The independent directors will consider qualified candidates for director nominees suggested by stockholders. Stockholders can suggest qualified candidates for director nominees by writing to the Company’s Corporate Secretary, Paul R. Peterson, at 205 North Michigan Avenue, Suite 1500, Chicago, Illinois 60601. Submissions that are received that meet the criteria described above will be forwarded to the independent directors for further review and consideration. The independent directors do not intend to evaluate candidates proposed by stockholders any differently than other candidates.

Directors’ Meetings And Committees

The Board of Directors held fourteen meetings during 2003. Each incumbent director attended all of the meetings of the Board and committees thereof upon which he served, except: Mr. Oresman, who, prior to becoming Chief Executive Officer, missed one Board meeting, one Compensation Committee meeting, and one Audit Committee meeting; and, Mr. Luterman, who missed one Board meeting.

The Board of Directors has an Audit Committee, presently composed of Messrs. Luterman, Caldiero, and Dill, that monitors the Company’s financial reporting process and internal control systems. Each member of the Audit Committee is financially literate and an “independent director” under the Nasdaq rules and meets the other independence requirements of Rule 10A-3 under the Exchange Act. The Audit Committee’s responsibilities are included in its written charter attached as Exhibit A to this proxy statement. The Audit Committee met four times during 2003. The Company has at least one audit committee financial expert, as such term is used in item 401(h) of Regulation S-K under the Exchange Act. Mr. Luterman has been identified as the audit committee financial expert and is “independent” as that term is used in item 7(d)(3) of Schedule 14A under the Exchange Act.

The Board of Directors has a Compensation Committee presently composed of Messrs. Caldiero, Purcell, and Dill. The Compensation Committee’s responsibilities include the evaluation and approval of stock option grants and executive compensation. All of the members of the Compensation Committee meet the definition of independent director under the Nasdaq rules. The Compensation Committee met five times during 2003.

Compensation of Outside Directors

Annual compensation for those directors who are not employees of the Company (“Outside Directors”) is as follows: $30,000 (plus reimbursement of expenses incurred in attending meetings) for the Chairman of the Board; and $25,000 (plus reimbursement of expenses incurred in attending the meetings) for each other Outside Director. Board Committee Chairmen receive an additional annual payment of $3,000. Each Outside Director receives a per-meeting fee of $1,500 for a Board Meeting and $1,000 for a Committee Meeting.

In addition, each Outside Director presently holds stock options issued under the Technology Solutions Company 1993 Outside Directors Plan, as amended (the “1993 Plan”) and/or the Technology Solutions Company 1996 Stock Incentive Plan (the “1996 Plan”). Any new Outside Director will receive an option to purchase 40,500 shares of Common Stock with a per share exercise price equal to the closing price of a share of Common Stock as reported on The Nasdaq Stock Market® on the day the stock option is granted. Each stock option granted to an Outside Director under the 1996 Plan becomes exercisable, depending on the time at which it was originally granted, either (i) in thirty-six monthly installments of 1,125 shares each, commencing on the last day of the calendar month immediately following the month the option is granted or (ii) in one installment of 13,500 shares on the one-year anniversary of the option grant date followed by twenty-four monthly installments of 1,125 shares each, commencing on the last day of the calendar month immediately following the one-year anniversary of the option grant date.

Additionally, existing Outside Directors are eligible for annual supplemental option grants. On August 1, 2003, Mr. Purcell received a supplemental option grant to purchase 150,000 shares of Common Stock and each of the other Outside Directors received a supplemental option grant to purchase 100,000 shares of Common Stock. All such grants were made pursuant to the 1996 Plan and will become exercisable on (i) August 1, 2004 with respect to one-third of the number of shares subject to the option, and, (ii) on the last day of each calendar month for the 24 months thereafter, with respect to 1/36 of the number of shares subject to the option.

Other Information

Mr. Luterman, a member of the Company’s Board, has served as the Chief Financial Officer of KeySpan Corporation since August 1999. Mr. Luterman, along with other officers of KeySpan, has been named in a formal investigation by the SEC and the U.S. Attorney’s Office, Southern District of New York, relating to his trading activities with respect to KeySpan common stock during the period following the acquisition in February 2002 by KeySpan of the Roy Kay companies through the July 17, 2002 announcement of a special accounting charge. As of the date of this Proxy Statement, this investigation has not been closed.

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP (“PwC”) served as the Company’s independent auditors until April 3, 2003. In order to better align our audit service requirements, the Audit Committee selected Grant Thornton LLP (“Grant Thornton”) to serve as the Company’s independent auditors.

On April 3, 2003, at the request of the Audit Committee of the Board of Directors, PwC was dismissed as the Company’s independent auditor. PwC’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s fiscal years ended December 31, 2002 and 2001 and the interim period from January 1, 2003 through April 3, 2003, there were no disagreements (as that term is used in item 304(a)(1)(iv) of Regulation S-K under the Exchange Act) between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

On April 3, 2003, the Audit Committee of the Board of Directors of the Company approved the engagement of Grant Thornton to act as the Company’s independent auditor, effective immediately. During the Company’s fiscal years ended December 31, 2002 and 2001 and the interim period from January 1, 2003 through April 3, 2003, the Company did not consult Grant Thornton with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events listed in Items 304 (a)(2)(i) and (ii) of Regulation S-K.

Representatives of Grant Thornton are expected to be present at the Annual Meeting and will be available to respond to appropriate questions. Grant Thornton’s representatives will also be given the opportunity to make a statement, if they desire to do so.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of Technology Solutions Company’s Board of Directors is composed of three Outside Directors and operates under a written charter duly adopted by the Board of Directors (attached hereto as Exhibit A). For 2003, the members of the Audit Committee met the independence and experience requirements of the Nasdaq. The members of the Audit Committee are Gerald Luterman, Raymond P. Caldiero, and Carl F. Dill, Jr. Among other things, the Audit Committee is responsible for the appointment, compensation and oversight of the Company’s independent auditors.

Management is responsible for the Company’s financial statements, systems of internal control and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with respect to the audited financial statements with management and the independent auditors. Management represented to the Audit Committee that the Company’s consolidated financial statements as of and for the year ended December 31, 2003 were prepared in accordance with generally accepted accounting standards, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. Specifically, the Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, current developments for audit committees in 2003, and any other matters required to be discussed under generally accepted auditing standards. In addition, prior to the filing of the Company’s Form 10-K for the year ended December 31, 2003, the Audit Committee followed the guidance in SEC Financial Release No. 60, Cautionary Advice Regarding Disclosure About Critical Accounting Policies and, accordingly, reviewed the selection, application and disclosure of the critical accounting policies of the Company.

During 2003 and 2002, the Company retained its principal auditors, Grant Thornton (auditors for 2003) and PwC (auditors for 2002) in several capacities:

	2003	2002
Audit Fees	$125,000	$196,500
Audit Related Fees	5,778	16,000
Tax Fees	—	4,205
All Other Fees	12,500	—

Total	$143,278	$216,705

Audit Fees

Audit Fees represent amounts incurred in connection with the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Forms 10-Q. All Audit Fees for 2003 were for services provided by Grant Thornton. All Audit Fees for 2002 were for services provided by PwC.

Audit Related Fees

Audit Related Fees represent amounts billed for the audit of the Company’s 401(K) plan and other similar audit related services. All Audit Related Fees for 2003 were billed by Grant Thornton. All Audit Related Fees for 2002 were billed by PwC.

Tax Fees

Tax Fees represent amounts billed for expatriate tax services. All Tax Fees for 2002 were billed by PwC. No tax fees were billed in 2003.

All Other Fees

All Other Fees for 2003 represent amounts billed by PwC for the transition of the audit function from PwC to Grant Thornton and a review of PwC work papers in connection with the terminated negotiations with a party that had expressed interest in acquiring the Company. No such fees were billed in 2002.

All fees paid by the Company to the Company’s independent auditors were approved by the Audit Committee in advance of the services being performed by such auditors.

The Audit Committee has received and reviewed these figures as well as the written disclosures and the letter from the independent public auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with the independent auditors its independence, including consideration of the compatibility of non-audit services with that firm’s independence. Based upon these reviews and discussions, the Audit Committee has affirmed the independence of the Company’s principal auditors for 2003.

Based on the reviews and discussions referred to above, and relying thereon, we recommend to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for 2003 filed with the Securities and Exchange Commission.

The foregoing report has been furnished by the members of the Audit Committee as set forth below:

Gerald Luterman - Chairman
Raymond P. Caldiero
Carl F. Dill, Jr.

EXECUTIVE OFFICER COMPENSATION

The following table sets forth summary information concerning the compensation during the periods indicated of those executive officers of the Company for which such disclosure is required (collectively, the “Named Executive Officers”).

Summary Compensation Table

		Annual		Long-Term
		Compensation		Compensation
				Securities
				Underlying
Name and Principal Position	Fiscal			Options	All Other
as of December 31, 2003	Year	Salary ($)	Bonus ($)	Granted (#)	Compensation ($)
William H. Waltrip	2003	137,202	0	0	247,798	(2)
Chairman of the Board(1)	2002	288,750	0	0	0
	2001	300,000	100,000	50,000	0

Stephen B. Oresman Chief Executive Officer(3)	2003	130,769	0	500,000	0

Jack N. Hayden	2003	237,500	0	0	536,477	(5)
President and Chief	2002	462,000	200,000	0	0
Executive Officer(4)	2001	480,000	400,000	200,000	0

Ard Geller	2003	380,000	0	500,000	0
Senior Vice President and	2002	392,500	150,000	35,000	0
Chief Consulting Officer	2001	390,000	400,000	175,000	6,544	(6)

Paul R. Peterson	2003	250,000	0	300,000	0
Senior Vice President,	2002	252,500	100,000	75,000	0
General Counsel and Secretary	2001	255,000	104,000	50,000	0

Timothy P. Dimond	2003	250,000	0	200,000	0
Senior Vice President and	2002	236,667	100,000	50,000	25,288	(8)
Chief Financial Officer(7)	2001	182,290	0	0	289,546	(8)

(1)	Mr. Waltrip’s service as a director and executive officer of the Company terminated on June 23, 2003.

(2)	Consists of $100,000 paid in consideration of the accelerated termination of certain options to purchase Common Stock and $147,798 in other post-termination payments. See “Agreements with Executive Officers.”

(3)	Mr. Oresman began his employment with the Company as Chief Executive Officer on June 23, 2003.

(4)	Mr. Hayden’s service as a director and executive officer of the Company terminated on June 23, 2003.

(5)	Consists of post-termination payments. See “Agreements with Executive Officers.”

(6)	Consists of reimbursement relating to an option exercise trading error made by a Company contractor.

(7)	Mr. Dimond resigned as Chief Financial Officer in December 2000, but remained employed by the Company until March 2001. Mr. Dimond rejoined the Company as Senior Vice President and Chief Financial Officer in January 2002.

(8)	Salary continuance paid to Mr. Dimond pursuant to his employment agreement during his absence from the Company.

Option Grants

The following table sets forth information with respect to individual grants of Company options that were made during 2003 to each of the Named Executive Officers and the potential realizable value of these options assuming five percent and ten percent rates (see footnote (2) to the table) of compound appreciation in the market value of Company Common Stock, as the case may be, over the option term. No stock appreciation rights were granted in 2003.

Option Grants in the Last Year

	Individual Grants(1)					Potential Realizable
						Value at Assumed
	Number of		Percent of			Annual Rates of Stock
	Securities		Total Options			Price Appreciation
	Underlying		Granted to	Exercise		for Option Term(2)
	Options		Employees	Price	Expiration
Name	Granted (#)		in Year	($/Sh)	Date	5% ($)	10% ($)
Stephen B. Oresman	500,000	(3)	10%	1.00	8/1/13	323,505	853,521
Ard Geller	450,000	(3)	9%	1.00	8/1/13	291,154	768,169
Ard Geller	50,000	(4)	1%	.97	2/4/13	31,380	82,792
Paul R. Peterson	250,000	(3)	5%	1.00	8/1/13	161,752	426,760
Paul R. Peterson	50,000	(4)	1%	.97	2/4/13	31,380	82,792
Timothy P. Dimond	150,000	(3)	3%	1.00	8/1/13	97,051	256,056
Timothy P. Dimond	50,000	(4)	1%	.97	2/4/13	31,380	82,792

(1)	With respect to each of the Named Executive Officers, upon a sale of substantially all of the business and assets of the Company, the exercisability of these options will automatically be accelerated.

(2)	Amounts reflect assumed rates of appreciation set forth in the Securities and Exchange Commission’s executive compensation disclosure rules. Actual gains, if any, on stock option exercises depend on future performance of the Company’s Common Stock, and overall stock market conditions. No assurance can be given that the amounts reflected in these columns will be achieved.

(3)	Subject to option provisions regarding termination of employment, 1/3 of these options will become exercisable on August 1, 2004 and 1/36 of these options will become exercisable on the last day of each calendar month for 24 months thereafter.

(4)	Subject to option provisions regarding termination of employment, 1/3 of these options will become exercisable on February 4, 2004 and 1/36 of these options will become exercisable on the last day of each calendar month for 24 months thereafter.

Aggregated Option Exercises in the Last Year
and Year End Option Values

			Number of Securities		Value of Unexercised
	Shares		Underlying Unexercised		In-the-Money
	Acquired	Value	Options at Dec. 31, 2003 (#)		Options at Dec. 31, 2003 ($)
	on	Realized
Name	Exercise (#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable
William H. Waltrip	—	—	136,125	—	99,067	—
Jack N. Hayden	—	—	—	—	—	—
Stephen B. Oresman	—	—	106,876	514,624	32,591	139,050
Ard Geller	—	—	454,678	544,582	1,768	129,000
Paul R. Peterson	—	—	401,755	329,860	2,210	78,000
Timothy P. Dimond	—	—	31,945	218,055	—	52,500

Agreements with Executive Officers

The Company has entered into an employment agreement with Mr. Stephen B. Oresman to serve as its Chief Executive Officer. The agreement does not have a fixed expiration date and may be terminated by either party on 90 days written notice. If Mr. Oresman’s employment is terminated by the Company, he will be entitled to receive his salary for 90 days from the effective date of termination, and continuation of his dental insurance and life insurance benefits for two years from the effective date of termination. If, following a change in control of the Company, (i) Mr. Oresman’s title, position, duties, benefits, status or salary are diminished and he resigns within 90 days thereafter, or (ii) Mr. Oresman’s employment with the Company is terminated following his refusal to permanently relocate outside of the metropolitan area in which he then resides, he will be entitled to receive his salary for one year from the effective date of termination and continuation of his dental and life insurance benefits for two years from the effective date of termination. Also upon a change in control, Mr. Oresman’s options that are not then exercisable will become exercisable. If Mr. Oresman’s employment is terminated because of his death, he or his beneficiary will be entitled to receive his salary for a period of 90 days following the date of his death. If Mr. Oresman becomes permanently disabled, he will be entitled to his salary for a period of 90 days following the date he is declared as such, and continuation of his dental insurance and life insurance benefits for a period of one year following the date he is declared as such. Mr. Oresman’s current annual salary is $250,000.

The Company has entered into an employment agreement with Mr. Ard Geller to serve as its Senior Vice President and Chief Consulting Officer. The agreement does not have a fixed expiration date and may be terminated by either party on 90 days written notice. If Mr. Geller’s employment is terminated by the Company, he will be entitled to receive his salary, bonus and health insurance benefits for a one-year period following the termination. If, following a change in control of the Company, (i) Mr. Geller’s title, position, duties, benefits, status or salary are materially reduced and he resigns within 90 days thereafter, or (ii) his employment with the Company is terminated following his refusal to permanently relocate outside of the metropolitan area in which he then resides, he will be entitled to receive his salary, bonus and health insurance benefits for a one-year period following the termination. Also upon a change in control, Mr. Geller’s options that are not then exercisable will become exercisable. If Mr. Geller’s employment with the Company is terminated because of his death or disability, he or his designated beneficiary will be entitled to receive his salary, bonus and health insurance benefits for a one-year period following the termination. If Mr. Geller remains employed by the Company through June 30, 2004, the Company will pay him a one-time retention bonus of $150,000. Mr. Geller’s current annual salary is $380,000.

The Company has entered into an employment agreement with Mr. Paul R. Peterson to serve as its Senior Vice President, General Counsel and Corporate Secretary. The agreement does not have a fixed expiration date and may be terminated by either party on 90 days written notice. If Mr. Peterson’s employment is terminated by the Company, he will be entitled to receive his salary, bonus and health insurance benefits for a one-year period following the termination. If, following a change in control of the Company, (i) Mr. Peterson’s title, position, duties or salary are diminished and he resigns within 90 days thereafter, or (ii) his employment with the Company is terminated following his refusal to permanently relocate to any location outside of the Chicago metropolitan area, he will be entitled to receive his salary, bonus and health insurance benefits for a one-year period following the termination. Also upon a change in control, Mr. Peterson’s options that are not then exercisable will become exercisable. If Mr. Peterson’s employment with the Company is terminated because of his death or disability, he or his designated beneficiary will be entitled to receive his salary, bonus and health insurance benefits for a one-year period following the termination. Mr. Peterson’s current annual salary is $250,000.

The Company has entered into an employment agreement with Mr. Timothy P. Dimond to serve as its Senior Vice President and Chief Financial Officer. The agreement does not have a fixed expiration date and may be terminated by either party on 90 days written notice. If Mr. Dimond’s employment is terminated by the Company, he will be entitled to receive his salary and health insurance benefits until the end of the 90-day period. If, following a change in control of the Company, (i) Mr. Dimond’s title, position, duties or salary are diminished and he resigns within 90 days thereafter, or (ii) his employment with the Company is terminated following his refusal to permanently relocate to any location outside of the Chicago metropolitan area, he will be entitled to receive his salary, bonus and health insurance benefits for a one-year period following his resignation or termination. Mr. Dimond’s current annual salary is $250,000.

Mr. Hayden’s service as a director and executive officer of the Company terminated on June 23, 2003. In connection with this termination, the Company paid Mr. Hayden all amounts owed to him through the date of termination, and agreed to pay him the following: (i) $912,000 (twice his annual salary as of the termination date), payable over the two-year period commencing with the termination date and (ii) $300,000 (his average annual bonus for the three-year period ended December 31, 2002) for each of 2004 and 2005. In connection with his termination, all options to purchase Common Stock held by Mr. Hayden were cancelled without payment therefor.

Mr. Waltrip’s service as a director and executive officer of the Company terminated on June 23, 2003. In connection with his termination, the Company paid Mr. Waltrip all amounts owed to him through the date of termination, and agreed to pay him the following: (i) $285,000 (his annual salary as of the termination date), payable over the one-year period commencing with the termination date and (ii) $100,000, paid on July 9, 2003 in consideration of the accelerated termination of certain options to purchase Common Stock held by him. Mr. Waltrip retained other options to purchase Common Stock, as set forth above.

COMPENSATION COMMITTEE REPORT
ON EXECUTIVE COMPENSATION

Compensation Policies

The Company’s continuing objective is to provide superior sustainable value to its shareholders while providing competitive compensation opportunities that will attract, retain and reward leadership and critical talent. The Company provides all employees with an opportunity to increase annual compensation based on individual and team performance relative to specific criteria and objectives that are aligned with Company success drivers. To do this, the Company places a significant portion of employee compensation at risk with the performance of the Company, the operating group, and the individual. The portion of compensation at risk increases with the position held by the employee.

Executive compensation consists of salary, annual incentive compensation, long-term equity incentive opportunity, general employee benefits, and other minor benefits. In determining the executive compensation structure, the Compensation Committee of the Board of Directors (the “Compensation Committee”) considers current Company objectives, market survey data, consultant evaluations and recommendations of the Chief Executive Officer.

Salaries

The Company has a formal salary program with salary grades and salary ranges. Actual salaries reflect responsibility, performance and experience within each grade. Generally, the Company strives to maintain salary range midpoints at the 50th to 75th percentile of market survey data of comparable companies. Salary increases are awarded periodically based on individual performance, when allowed by economic conditions.

Annual Incentive Compensation

In 2003, the Company maintained an Annual Incentive Compensation Plan (“ICP”) that provided an opportunity for its management and other employees to earn annual cash bonuses. Under the 2003 ICP, each employee had a designated target bonus (represented as a percentage of base salary) reflecting the employee’s responsibility level. For 2003, the targets were: 10% for employees below the level of Vice-President, 25% to 50% for Vice-Presidents, and 100% for the Chief Executive Officer.

Targets represent payouts for target performance. However, actual ICP payouts for 2003 could have ranged from 0% to 200% of the target amount. The amount of an employee’s ICP payout for 2003 was tied to the achievement of financial and non-financial indicators of Company success as well as certain qualitative measures. Specific performance metrics differed among employees and were selected and weighted based on their importance to the Company’s strategic objectives and the ability of the employee in question to impact each metric. Performance metrics also included financial benchmarks such as corporate earnings targets, revenue and margin achievements and accounts receivable management and cost controls as well as qualitative benchmarks like client acquisition and retention. Based in part upon the results of a comprehensive compensation survey conducted by an outside firm engaged by the Company during 2001, the Compensation Committee believes that the metrics selected for 2003 were consistent with those used by organizations similar to the Company in either size or industry segment.

Because the Company did not achieve its performance targets, goals and objectives, described above, the Compensation Committee determined that no incentive compensation bonuses would be paid to employees for 2003.

Deferred Compensation Plan

During 2003, the Company maintained a Voluntary Non-Qualified Executive Deferred Compensation Plan. Under this plan, officers and other senior management employees were permitted to defer, on a pre-tax basis, up to 50% of their base salary and 100% their ICP payout. As of December 31, 2003, the Company had marketable securities held in trust for this plan of $6.7 million with an equal and offsetting current liability to plan participants. On February 9,

2004, based on dwindling participation coupled with recent and proposed changes in tax and other legislation, the Compensation Committee voted to terminate this plan, effective February 10, 2004. All plan funds have since been distributed to the participants.

Stock Incentive Plan

The Company maintains a Stock Incentive Plan that gives each employee an equity stake in the financial success of the Company, with grants based on position and responsibility. Currently, each Company employee receives a stock option grant upon joining the Company. Additional grants are made annually, generally at the Vice President level and above, when the Compensation Committee, in consultation with the Chief Executive Officer, deems such grants serve the best interests of the Company. In 2003, 4,876,500 options were granted to new and existing employees and 5,349,207 options were forfeited, primarily as a result of employee terminations. As of December 31, 2003, 3,281,173 options remained available to be awarded under the Stock Incentive Plan.

Chief Executive Officer Compensation

The Board of Directors is responsible for evaluating and setting compensation for the Chief Executive Officer. In doing so, the Board typically considers the compensation of similarly placed executives at other companies, as well as individual and Company performance. Increases or decreases in compensation are awarded periodically based on individual and Company performance. Mr. Oresman’s annual salary was set at $250,000 upon his becoming Chief Executive Officer of the Company in June 2003, and has not since changed. While this salary level is somewhat below that earned by similarly placed executives, Mr. Oresman and the Board of Directors agreed that it was appropriate in light of the performance of the Company at the time of his appointment. In August 2003, in connection with his appointment as Chief Executive Officer of the Company, Mr. Oresman was granted an option to purchase 500,000 shares of Company common stock. Mr. Oresman has not been paid any bonuses since becoming Chief Executive Officer of the Company.

Mr. Oresman’s incentive compensation is based on three factors: (1) Company revenues and earnings performance relative to estimates provided to investors at the beginning of each quarter; (2) annual stock performance versus peer companies; and (3) qualitative parameters including employee retention, new business initiatives, client satisfaction and new client acquisition.

This report was furnished by the members of the Compensation Committee listed below:

Raymond P. Caldiero – Chairman
Carl F. Dill, Jr.
John R. Purcell

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

The following table sets forth information as of March 12, 2004 concerning the beneficial ownership of Common Stock for each Director, Named Executive Officer and all Directors and executive officers as a group. Unless otherwise noted, the listed persons have sole voting and investment power with respect to the shares held in their names, subject to community property laws if applicable.

	Number	% of Total
	of	Outstanding
	Shares(1)	Shares
Director Name
Raymond P. Caldiero	81,000	*
Carl F. Dill, Jr.	37,126	*
Gerald Luterman	13,500	*
Stephen B. Oresman	147,963	*
John R. Purcell	628,751	1.5

Named Executive Officers
William H. Waltrip(2)	136,125	*
Stephen B. Oresman	147,963	*
Jack N. Hayden(2)	0	0
Ard Geller	577,125	1.4
Paul R. Peterson	652,613	1.6
Timothy P. Dimond	175,400	*
All Directors and Executive Officers as a group (8 persons)(3)	2,313,478	5.5

*	less than one percent

(1)	Includes shares that may be acquired under options which are currently exercisable or which will be exercisable within 60 days in the following amounts: Mr. Caldiero, 81,000 shares; Mr. Dill, 37,126 shares; Mr. Luterman, 13,500 shares; Mr. Oresman, 111,376 shares; Mr. Purcell, 33,751 shares; Mr. Waltrip, 136,125 shares, Mr. Geller, 494,677 shares; Mr. Peterson, 433,699 shares; Mr. Dimond, 58,334 shares; directors and officers as a group, 1,399,588 shares.

(2)	Mr. Waltrip’s and Mr. Hayden’s service as directors and executive officers of the Company terminated on June 23, 2003.

(3)	Excludes Messrs. Waltrip and Hayden.

ADDITIONAL INFORMATION RELATING TO VOTING SECURITIES

The following table is based on a review of reports on Schedule 13G and 13D filed with the SEC prior to March 12, 2004 and sets forth those holders of Common Stock known to the Company to own beneficially more than five percent of the Company’s Common Stock. As of March 12, 2004, there were 40,818,469 shares outstanding.

	Number of
Name and Address	Shares		Percent
of Beneficial Owner	Owned		of Class
State of Wisconsin Investment Board
121 E. Wilson – 2nd Floor Madison, WI 53703-3474	7,743,000	(1)	19.0%

FMR Corp.
82 Devonshire Street Boston, MA 02109	3,501,975	(2)	8.6%

Michael T. Tokarz 287 Bowman
Purchase, NY 10577	2,935,700	(3)	7.2%

Brookside Capital Partners Fund, L.P.
Two Copley Place Boston, MA 02116	2,707,200	(4)	6.6%

(1)	Based on the most recent report on Schedule 13G, filed on February 11, 2004, the State of Wisconsin Investment Board represented that it has sole voting power and sole dispositive power with respect to 7,743,000 shares.

(2)	Based on the most recent report on Schedule 13G, filed on February 17, 2004, FMR Corp., Edward C. Johnson, 3d, and Abigail P. Johnson, through their control of Fidelity Management & Research Company and certain voting trusts related thereto, represented that each of them has sole dispositive power with respect to 3,501,975 shares. Fidelity Management Trust Company, a wholly-owned subsidiary of FMR Corp., is the beneficial owner of 131,200 shares over which FMR Corp. has sole voting power and sole dispositive power. The Fidelity Low Priced Stock Fund, a mutual fund managed by Fidelity Management & Research Company, owns 3,370,775 shares.

(3)	Based on the most recent report on Schedule 13G, filed on February 14, 2003, Mr. Tokarz represented that he has sole voting power and dispositive power with respect to 2,901,200 shares and shared voting and dispositive power with respect to 34,500 shares.

(4)	Based on the most recent report on Schedule 13G, filed on February 14, 2002, the Brookside Capital Partners Fund, L.P. represented that it has sole voting power and sole dispositive power with respect to 2,707,200 shares.

SECURITIES AUTHORIZED FOR ISSUANCE
UNDER EQUITY COMPENSATION PLANS

The following table sets forth information as of December 31, 2003 concerning securities that are authorized under the Company’s equity compensation plans.

			(c )
			Number of securities
			remaining available for
	(a)	(b)	future issuance under
	Number of securities to	Weighted-average	equity compensation
	be issued upon exercise	exercise price of	plans (excluding
	of outstanding options,	outstanding options,	securities reflected in
Plan Category	warrants and rights	warrants and rights	column (a))
Equity compensation plans approved by security holders	9,743,810	$1.57	3,806,532 (1)
Equity compensation plans not approved by security holders	0		0

Total	9,743,810	$1.57	3,806,532 (1)

(1)	Includes 525,359 shares available under the Employee Stock Purchase Plan.

PERFORMANCE GRAPH

The following graph compares the Company’s cumulative total stockholder return with the Nasdaq Stock Market® U.S. Index and Russell 2000 Index for the period beginning December 31, 1998 and ending December 31, 2003, representing the Company’s last five full years. The comparison is based on the assumption that $100 was invested on December 31, 1998 in each of the Company’s Common Stock, the Nasdaq Stock Market U.S. Index and the Russell 2000 Index.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
AMONG TECHNOLOGY SOLUTIONS COMPANY,
THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE RUSSELL 2000 INDEX

STOCKHOLDER PROPOSALS

In order for a stockholder proposal or nomination to be properly presented at the Company’s 2005 Annual Meeting of Stockholders (the “2005 Annual Meeting”), the stockholder proponent must comply with the relevant notice requirements contained in the Company’s By-laws. These requirements relate to both the timing and content of the notice. To be timely, a stockholder proposal or nomination intended to be brought before the 2005 Annual Meeting must be received by the Company on or after January 6, 2005 and on or prior to February 5, 2005. All proposals and nominations should be directed to the Secretary of the Company.

In addition, any stockholder proposal that is intended to be included in the Company’s Proxy Statement for the 2005 Annual Meeting must comply with certain rules and regulations promulgated by the Securities and Exchange Commission. The deadline for submitting any such proposal to the Company for inclusion in its Proxy Statement for the 2005 Annual Meeting is December 9, 2004.

If a stockholder proposal is properly presented at the 2005 Annual Meeting in accordance with the requirements described above and is not included as an agenda item in the Company’s Proxy Statement for that meeting, the designated proxy holders will be permitted to exercise discretionary voting authority with respect to that proposal if, in the Proxy Statement, the Company advises stockholders of the nature of the proposal and how the proxy holders intend to vote. Nevertheless, the proxy holders will not have discretionary voting authority if the stockholder proponent satisfies certain requirements of the Securities and Exchange Commission, including the mailing of a separate proxy statement to stockholders.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires the Company’s officers and directors, and persons who own more than 10 percent of a registered class of the Company’s equity securities (“Reporting Persons”) to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Reporting Persons are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of such reports and written representations from certain Reporting Persons, the Company has determined that all Reporting Persons complied with all filing requirements applicable to them in 2003, except that Ard Geller filed one Form 3 less than 30 days late.

ANNUAL REPORT TO STOCKHOLDERS

A copy of the Company’s Annual Report on Form 10-K for 2003, without exhibits, accompanies this Proxy Statement. Financial inquiries should be directed to Timothy P. Dimond, Senior Vice President and Chief Financial Officer, Technology Solutions Company, 205 North Michigan Avenue, Suite 1500, Chicago, Illinois 60601. Telephone (312) 228-4500.

OTHER BUSINESS

The Board of Directors knows of no other matters to be presented at the Annual Meeting, but if any other matters should properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy card will vote on such matters in accordance with their best judgment.

OTHER INFORMATION

STOCK LISTING

The Nasdaq Stock Market®

STOCK SYMBOL

TSCC

TRANSFER AGENT AND REGISTRAR

Mellon Investor Services
1 North Dearborn Street, Suite 1400
Chicago, IL 60602

INDEPENDENT AUDITORS

Grant Thornton LLP
Chicago, IL

Exhibit A

AMENDED AND RESTATED
CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
February 9, 2004

I.	GENERAL.

a.	The primary purpose of the Audit Committee is to assist the Board of Directors (the “Board”) of Technology Solutions Company (the “Company”) in fulfilling its oversight responsibilities with respect to the Company’s financial reporting process, system of internal controls, accounting practices and audit process.

b.	The Board recognizes that while the Audit Committee has been given certain duties and responsibilities pursuant to this Charter, the Audit Committee is not responsible for guaranteeing the accuracy of the Company’s financial statements or the quality of the Company’s accounting practices. The fundamental responsibility for the Company’s financial statements and disclosures rests with management and the Company’s external auditor (the “Independent Auditor”). The Board also recognizes that meeting the responsibilities of an Audit Committee in a dynamic business environment requires a degree of flexibility. Accordingly, the procedures outlined in this Charter are meant to serve as guidelines rather than inflexible rules, and the Audit Committee is encouraged to adopt such different or additional procedures as it deems necessary from time to time.

II.	COMPOSITION AND EXPERTISE.

a.	The Audit Committee shall be composed solely of directors of the Company, each of whom shall satisfy all applicable requirements for audit committee service, including requirements with respect to independence and financial literacy imposed by the Sarbanes-Oxley Act of 2002 (the “SOX Act”), the Securities Exchange Act of 1934 (the “Exchange Act”) or the Nasdaq Stock Market (“Nasdaq”), provided that the Board may elect to take advantage of any exception from such requirements provided in the SOX Act, the Exchange Act, the Nasdaq rules or any other applicable source of law. One member of the Audit Committee shall be a “financial expert,” as such term is defined by the Securities and Exchange Commission (the “SEC”). The Audit Committee shall have at least three members. Determinations as to whether a particular director satisfies the requirements for membership on the Audit Committee shall be made by the Board.

b.	The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall have been duly elected and qualified or until their resignation or removal. Unless a Chair is designated by the full Board, the members of the Audit Committee may elect a Chair by majority vote.

III.	MEETINGS.

a.	The Committee shall meet with such frequency and at such intervals as it shall determine is necessary to carry out its duties and responsibilities, but in any case, not less than four times a year. The Committee will meet at such times as determined by its chairperson or as requested by any two of its members. The Committee may meet by telephone or video conference and may take action by written consent.

b.	Each member of the Committee shall have one vote. One-third of the members, but not less than two, shall constitute a quorum. The Committee shall be authorized to take any permitted action only by the affirmative vote of a majority of the Committee members present at any meeting at which a quorum is present, or by the unanimous written consent of all of the Committee members.

c.	The Committee shall maintain copies of minutes of each meeting of the Committee, and each written consent to action taken without a meeting, reflecting the actions so authorized or taken by the Committee. A copy of the minutes of each meeting and all consents shall be placed in the Company’s minute book.

IV.	EXTERNAL ADVISORS. The Committee shall have sole authority to obtain, at the Company’s expense, but at funding levels determined by the Committee, advice and assistance from independent counsel and other advisors, as it deems necessary to carry out its duties. The Committee shall also have authority to obtain advice and assistance from any officer or employee of the Company.

V.	DUTIES AND RESPONSIBILITIES. The Audit Committee shall:

a.	Documents/Reports Review.

i.	Review the adequacy of this Charter at least annually and at such other intervals as the Audit Committee or the Board determines.

ii.	Discuss the annual audited financial statements and quarterly financial statements with management and the Independent Auditor. The Committee shall make a recommendation to the Board as to whether the annual audited financial statements should be included in the Company’s Annual Report on Form 10-K.

iii.	Review reports to management prepared by the Independent Auditor or Internal Audit, as the case may be, and responses to the same by management.

iv.	Periodically review the Company’s Principles and Policies of Business Conduct and Code of Ethics.

b.	Independent Auditor.

i.	Be responsible for the appointment, compensation and oversight of the Independent Auditor. The Audit Committee shall also be responsible for the resolution of disagreements between management and the Independent Auditor regarding financial reporting. The Independent Auditor shall report directly to the Audit Committee. The Committee shall be responsible for monitoring the independence of the Independent Auditor.

ii.	Pre-approve all auditing and non-audit services to be provided to the Company by the Independent Auditor, subject to any exceptions provided in the SOX Act. The Committee may delegate to one or more of its members the authority to grant such pre-approvals, provided that any such decision of such member or members must be presented to the full Committee at its next scheduled meeting.

iii.	Obtain and review annually, prior to the completion of the Independent Auditor’s annual audit of the Company’s year-end financial statements (the “Annual Audit”), a report from the Independent Auditor, describing (a) all critical accounting policies and practices to be used in the Annual Audit, (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Independent Auditor, and (c) other material written communications between the Independent Auditor and management, such as any management letter or schedule of unadjusted differences. Discuss with the Independent Auditor any material issues raised in such report.

iv.	Review and discuss with the Independent Auditor all significant relationships that the auditor and its affiliates have with the Company and its affiliates in order to determine the auditor’s independence. The Audit Committee shall: (a) request, receive and review, on a periodic basis, a formal written statement from the Independent Auditor delineating all relationships between the Company and the Independent Auditor that may reasonably be thought to bear on the independence of the Independent Auditor with respect to the Company; (b) discuss with the Independent Auditor any disclosed relationships or services that may impact the objectivity and independence of the Independent Auditor; and (c) take, or recommend that the full Board take, appropriate action regarding the independence of the Independent Auditor.

v.	Review and evaluate the lead audit partner of the Independent Auditor and assure the regular rotation of the lead audit partner, the concurring partner and other audit partners engaged in the Annual Audit, to the extent required by law.

vi.	Obtain assurance from the Independent Auditor that the audit was conducted in a manner consistent with Section 10A of the Exchange Act.

c.	Financial Reporting Process.

i.	Review the financial reporting processes and audit controls, both internal and external, based on consultation with the Independent Auditor and management.

ii.	Discuss with the Independent Auditor the Independent Auditor’s judgment about the quality, not just the acceptability, of the accounting principles applied in the Company’s financial reporting.

iii.	Discuss with the Independent Auditor the Independent Auditor’s judgment about the competence, performance and cooperation of the Company’s and management.

iv.	Discuss with management their views as to the competence, performance and independence of the Independent Auditor.

v.	Consider and, if appropriate, recommend to the Board significant changes to auditing and accounting principles and practices as suggested by the Independent Auditor, or management.

d.	Process Improvement.

i.	Review reports to the Audit Committee by each of management and the Independent Auditor regarding any significant judgments made in management’s preparation of financial statements and the view of each as to the appropriateness of such judgments.

ii.	Review with each of management and the Independent Auditor any problems or difficulties encountered during the course of each audit and management’s response.

iii.	Review any significant disagreement among management and the Independent Auditor in connection with the preparation of the financial statements.

iv.	Review with the Independent Auditor and management the extent to which changes or improvements in financial or accounting practices and internal controls, as approved by the Audit Committee, have been implemented.

e.	Other.

i.	Be responsible for the review and approval of all related-party transactions, as such term is defined by the rules of the Nasdaq and the

Securities and Exchange Commission. No related-party transaction may be entered into unless and until it has been approved by the Committee.

ii.	Annually prepare a report to shareholders as required by the Securities and Exchange Commission.

iii.	Obtain, at the Company’s expense, advice and assistance from outside legal, accounting or other advisers of the Audit Committee’s choosing.

iv.	Establish at the beginning of the year a schedule for the Committee’s meeting during the course of the year and the fixed agenda items for the scheduled meetings.

v.	Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

vi.	Report regularly to the Board, both with respect to the activities of the Committee generally and with respect to any issues that arise regarding the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Independent Auditor or the performance of Internal Audit.

vii.	Review the audit efforts of the Independent Auditor and the operations of the Company’s quality assurance committee (“QA Committee”).

viii.	Nominate the Compliance Officer for the approval of the Board and to be directly available to meet with the Compliance Officer.

ix.	Provide an open avenue of communication among the Independent Auditor, financial and senior management, and the Board.

x.	Keep a record of the acts and proceedings of the Audit Committee and report thereon to the Board periodically or whenever requested to do so.

xi.	Review with the Company’s counsel, compliance with legal and regulatory requirements and any legal matter that could have a significant impact on the Company’s financial statements.

xii.	Obtain reports from management and review with the Company’s chief legal officer, or appropriate delegates, the Company’s compliance with legal and regulatory requirements.

xiii.	In discharging its oversight role, the Audit Committee may investigate any matter brought to its attention, and shall have full access to all books,

records, facilities and personnel of the Company and the power to retain outside counsel, or other experts.

xiv.	Perform such other activities, consistent with this Charter, the Company’s Articles of Incorporation, By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

PROXY

TECHNOLOGY SOLUTIONS COMPANY

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 6, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Technology Solutions Company (the “Company”) does hereby acknowledge receipt of Notice of said Annual Meeting and the accompanying Proxy Statement, and does hereby constitute and appoint John R. Purcell and Stephen B. Oresman or either of them, with full power of substitution, to vote all shares of stock of the Company that the undersigned is entitled to vote, as fully as the undersigned could do if personally present, at the Annual Meeting of Stockholders of the Company to be held on May 6, 2004 at 8:15 a.m., CDT, at the Company’s offices located at 205 North Michigan Avenue, Suite 1500, Chicago, Illinois 60601, and at any adjournment thereof, as indicated on the reverse side.

(Please date and sign on reverse side)

— FOLD AND DETACH HERE —

This Proxy when properly executed will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted for the nominee listed in Proposal 1. Please mark box ☒.

1. The election of John R. Purcell as the Class I Director:

FOR the	WITHHOLD
listed nominee	AUTHORITY
for the listed nominee
☐	☐

2. As such proxies may in their discretion determine upon such other matters as may properly come before the meeting.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN AND, IN THE ABSENCE OF SUCH INSTRUCTIONS, WILL BE VOTED FOR THE NOMINEE LISTED HEREIN. IF OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED ON THOSE MATTERS IN ACCORDANCE WITH THE BEST JUDGMENT OF THE NAMED PROXIES.

You are urged to mark, sign, date and return your proxy without delay in the return envelope provided for that purpose, which requires no postage if mailed in the United States.

When signing the proxy, please take care to have the signature conform to the stockholder’s name as it appears on this side of the proxy. If shares are registered in the names of two or more persons, each person should sign. Executors, administrators, trustees and guardians should so indicate when signing. Corporations and partnerships should sign in their full corporate or partnership names by a duly authorized person.

Dated:	, 2004

Signature

Signature if held jointly

— FOLD AND DETACH HERE —